                                                                   Exhibit 10.7


*= CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                               SUPPLY AGREEMENT
                               ----------------



          This Agreement is entered as of March 20, 1998, by and between The Michaels Concepts in Wood, Inc. ("Seller"), a California corporation, Restoration Hardware, Inc. ("Buyer"), a California corporation and Michael Vermillion, an individual.

          WHEREAS, Seller is engaged in the manufacture of certain furniture products; and

          WHEREAS, Buyer wishes to purchase a minimum volume of such products from Seller and Seller is willing to supply Buyer with such minimum volume;

          NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants set forth below, Seller and Buyer mutually agree as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

          1.1  "Agreement" shall mean this Supply Agreement, as amended from
                ---------
time to time.

          1.2  "Delivery Date" shall mean a date for which delivery of Product
                -------------
is properly requested in a purchase order.

          1.3  "Product" shall mean each product supplied hereunder by Seller
                -------
which is listed in and meets the specifications set forth in Exhibit I, attached hereto and made a part hereof, as such Exhibit I is amended by the parties from time to time.

          1.4  "Term" shall have the meaning set forth in Section 5.1 hereof.
                ----

                                  ARTICLE II
                                  ----------

                         SALE AND PURCHASE OF PRODUCTS
                         -----------------------------

          2.1  Sale and Purchase.  Seller agrees to sell to Buyer and Buyer
               -----------------
agrees to purchase from Seller a minimum volume ("Base Volume") of Product for each of the fiscal years ending January 30, 1999 (fiscal 1998), January 29, 2000 (fiscal 1999) and January 27, 2001 (fiscal 2000) under the terms and conditions of certain purchase orders to be delivered by Buyer to Seller from time to time in substantially the form attached hereto as Exhibit II. The Base

Volume for fiscal years 1998, 1999 and 2000 will be *= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. It is understood that Seller may not in connection with supply hereunder contract with respect to manufacture of Product with any third parties.

                                  ARTICLE III
                                  -----------

                              PRICE AND PAYMENTS
                              ------------------

          3.1  Price.  Buyer shall pay to Seller for Product purchased hereunder
               -----
an amount equal to *= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


          3.2  Method of Payment.  All payments due hereunder to Seller shall be
               -----------------
paid to Seller in United States dollars not later than thirty (30) days following the date of the applicable invoice.

          3.3  Examination of Books.  Buyer shall have the right, at its own
               --------------------
expense, for any period during which Product is purchased by Buyer hereunder and for one (1) year thereafter, to have an independent public accountant, reasonably acceptable to Seller, examine the relevant financial books and records of account of Seller at normal business hours, upon reasonable demand, to determine or verify the appropriate price of Product purchased hereunder. If errors of five percent (5%) or more in Buyer's favor are discovered as a result of such examination, Seller shall reimburse Buyer for the expense of such examination and pay the deficiency with interest immediately. The opinion of such independent public accountant shall be binding on the parties hereto with respect to the cost of Product hereunder.

                                  ARTICLE IV
                                  ----------

                                  TERMINATION
                                  -----------

          4.1  Term.  This Agreement shall continue in effect until January 27,
               ----
2001.

          4.2  Termination by Mutual Agreement.  This Agreement may be
               -------------------------------
terminated upon mutual written agreement between the parties.

          4.3  Termination for Default.  If either party materially defaults in
               -----------------------
the performance of any material agreement, condition or covenant of this Agreement and such default or noncompliance shall not have been remedied within thirty (30) days after receipt by the defaulting party of a notice thereof from the other party, the party not in default may terminate this Agreement.

                                   ARTICLE V
                                   ---------

                                 MISCELLANEOUS
                                 -------------

          5.1  Entire Agreement.  This Agreement contains the entire agreement
               ----------------
of the parties regarding the subject matter hereof and supersedes all prior agreements, understandings and negotiations regarding the same. This Agreement may not be changed, modified, amended or supplemented except by a written instrument signed by both parties. Furthermore, it is the intention of the parties that this Agreement be controlling over additional or different terms of any order, confirmation, invoice or similar document, even if accepted in writing by both parties, and that waivers and amendments shall be effective only if made by non-pre-printed agreements clearly understood by both parties to be an amendment or waiver.

          5.2  Assignability.  This Agreement may not be assigned by either
               -------------
party without the prior consent of the other party; provided, however that Buyer may assign this Agreement to any entity which acquires substantially all of its assets or business.

          5.3  Severability.  If any provision of this Agreement shall be held
               ------------
illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

          5.4  Further Assurances.  Each party hereto agrees to execute,
               ------------------
acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

          5.5  Use of Party's Name.  No right, express or implied, is granted by
               -------------------
this Agreement to either party to use in any manner the name of the other or any other trade name or trademark of the other in connection with the performance of this Agreement.

          5.6  Notice and Reports.  All notices, consents or approvals required
               ------------------
by this Agreement shall be in writing and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) one (1) day after being sent, when sent by professional overnight courier service, (iii) five (5) days after posting when sent by registered or certified mail or (iv) on the date of transmission when sent by telegraph, telegram, telex or other form of "hard copy" transmission, to either party hereto at the address set forth below or at such other address as either party may designate by notice pursuant to this
Section 6.6.

     If to Seller
     or Michael Vermillion:   Michael Vermillion
                              The Michaels Concepts in Wood, Inc.
                              5849 88th Street
                              Sacramento, CA  95822

     If to Buyer:             Thomas E. Low
                              c/o Restoration Hardware, Inc.
                              15 Koch Road, Suite J
                              Corte Madera, CA  94925

                                      3.

                              And a copy to:

                              Therese A. Mrozek
                              Brobeck, Phleger & Harrison LLP
                              Two Embarcadero Place
                              2200 Geng Road
                              Palo Alto, CA 94303

          5.7  Relationships of the Parties.  Both parties are independent
               ----------------------------
contractors under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute Seller and Buyer as partners, agents or joint venturers with respect to this Agreement. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party.

          5.8  Waiver.  The waiver by either party of a breach of any provisions
               ------
contained herein shall be in writing and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.

          5.9  Applicable Law.  This Agreement shall be governed by and
               --------------
construed in accordance with the laws of the State of California without regard to the conflicts of laws provisions thereof. BY EXECUTING THIS AGREEMENT, THE PARTIES ARE AGREEING TO BE BOUND BY SECTION 9.15 (THE ARBITRATION PROVISION) OF THAT CERTAIN STOCK PURCHASE AGREEMENT OF EVEN DATE HEREWITH BETWEEN BUYER AND MICHAEL VERMILLION. THEREFORE, THE PARTIES ARE AGREEING TO HAVE ANY MATTER THAT IS THE SUBJECT OF ARBITRATION PURSUANT TO THIS SECTION 5.9 DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND ARE GIVING UP ANY RIGHTS THEY MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY EXECUTING THIS AGREEMENT, THE PARTIES ARE GIVING UP JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE ARBITRATION PROVISION OR ARE OTHERWISE PROVIDED BY CODE OF CIVIL PROCEDURE SECTION 1280 ET SEQ.; IF ANY OF THE PARTIES REFUSES TO SUBMIT TO ARBITRATION IT MAY BE COMPELLED TO ARBITRATE UNDER THE CALIFORNIA CODE OF CIVIL PROCEDURE. A PARTY'S AGREEMENT TO THIS ARBITRATION IS VOLUNTARY. BY EXECUTING THIS AGREEMENT, EACH OF THE PARTIES ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD THE FOREGOING AND HAS AGREED TO SUBMIT DISPUTES ARISING OUT OF MATTERS INCLUDED IN THIS SECTION 5.9 TO MUTUAL ARBITRATION. Service of process in any such action may be effected in the manner provided in Section 5.6 for delivery of notices.

          5.10 Captions.  Paragraph captions are inserted for convenience only
               --------
and in no way are to be construed to define, limit or affect the construction or interpretation hereof.

                                      4.

          5.11 Force Majeure.  A party shall not be liable for nonperformance
               -------------
or delay in performance (other than of obligations regarding payment of money or confidentiality) caused by any event reasonably beyond the control of such party including, but not limited to, wars, hostilities, revolutions, riots, civil commotion, national emergency, strikes, lockouts, unavailability of supplies, epidemics, fire, flood, earthquake, force of nature, explosion, embargo or any other Act of God, or any law, proclamation, regulation, ordinance or other act or order of any court, government or governmental agency.

                                      5.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first written above.

                                   THE MICHAELS CONCEPTS IN WOOD, INC.



                                   By:  /s/ Michael Vermillion
                                        ----------------------------------------
                                   Title:   PRES
                                          --------------------------------------


                                   RESTORATION HARDWARE, INC.



                                   By:   /s/ Thomas Low
                                        ----------------------------------------
                                   Title:   CFO
                                          --------------------------------------



                      SIGNATURE PAGE TO SUPPLY AGREEMENT